SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     June 18, 2003

LODGENET ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-4.1 Indenture
EX-4.2 First Supplemental Indenture
EX-99.1 Press Release

Item 5. Other Events.

     On June 18, 2003, LodgeNet Entertainment Corporation (the “Company”) entered into an Indenture and First Supplemental Indenture between the Company and HSBC Bank USA, as trustee, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

     The Company also issued a press release relating to the closing of a public offering of $200 million of the Company’s 9.50% Senior Subordinated Notes due 2013. A copy of the press release is filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

4.1	Indenture dated June 18, 2003 between the Company and HSBC Bank USA, as trustee

4.2	First Supplemental Indenture dated June 18, 2003 between the Company and HSBC Bank USA, as trustee, relating to 9.50% Senior Subordinated Notes due 2013

99.1	Press release dated June 18, 2003, relating to the closing of a public offering of $200 million of the Company’s 9.50% Senior Subordinated Notes due 2013

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION

Date: June 18, 2003	By	/s/ Scott C. Petersen Scott C. Petersen

	Its	President and Chief Executive Officer

2

EXHIBIT INDEX

4.1	Indenture dated June 18, 2003 between the Company and HSBC Bank USA, as trustee

4.2	First Supplemental Indenture dated June 18, 2003 between the Company and HSBC Bank USA, as trustee, relating to 9.50% Senior Subordinated Notes due 2013

99.1	Press release dated June 18, 2003, relating to the closing of a public offering of $200 million of the Company’s 9.50% Senior Subordinated Notes due 2013